UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 28, 2020 (May 27, 2020)

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland

(State of other jurisdiction of incorporation)

1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)

70 E. Long Lake Road Bloomfield Hills, MI (Address of principal executive offices)	48304 (Zip code)

(Registrant’s telephone number, including area code) (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	ADC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On May 28, 2020, Agree Realty Corporation, a Maryland corporation (the “Company”), filed with the Securities and Exchange Commission (“SEC”) a prospectus supplement, dated May 27, 2020, pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “ATM Prospectus”), relating to the offer and sale of shares of common stock remaining unsold under the Company’s existing at-the-market equity offering program. The ATM Prospectus was filed as a result of the Company filing with the SEC a new shelf registration statement on Form S-3 (No. 333-238729) on May 27, 2020, which became immediately effective upon filing and replaced the Company’s previously filed shelf registration statement on Form S-3. An opinion of Ballard Spahr LLP with respect to the validity of the shares of common stock that may be issued and offered pursuant to the ATM Prospectus and the accompanying prospectus is filed herewith as Exhibit 5.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

5.1	Opinion of Ballard Spahr LLP regarding the validity of the shares to be issued and offered.
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

	By:	/s/ Clayton R. Thelen
		Name:	Clayton R. Thelen
		Title:	Chief Financial Officer and Secretary

Date: May 28, 2020